Exhibit 99.1

For Immediate Release:	Contact:	Kieran Caterina or Diane M. LaPointe
SVPs and Co-Chief Accounting Officers
(914) 921-5149 or 7763

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Second Quarter 2017 Results

-	AUM of $41.3 billion, up 5.2% year over year
-	Pretax profits of $37.4 million
-	Second Quarter Earnings of $0.76 per diluted share

Rye, New York, August 3, 2017 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) today reported financial results for the second quarter including revenues of $87.6 million, net income of $22.9 million and earnings of $0.76 per diluted share.

Financial Highlights
	Second Quarter				YTD
($'s in 000's except AUM and per share data)	2017		2016		2017		2016

AUM - end of period (in millions)	$41,310		$39,273		$41,310		$39,273
AUM - average (in millions)	41,489		38,888		41,063		38,143

GAAP
Revenues	87,600		83,944		173,517		165,329

Income before income taxes	37,448		44,184		77,568		86,311
Effective tax rate		38.9%		37.7%		38.5%		37.9%

Net income	22,894		27,543		47,714		53,568

Net income per fully diluted share	$0.76		$0.93		$1.58		$1.82

Non-GAAP
Adjusted income before income taxes	33,373		31,138		65,368		60,654
Adjusted effective tax rate		38.1%		37.7%		38.1%		37.9%

Adjusted net income	20,657		19,413		40,450		37,647

Adjusted net income per fully diluted share	$0.69		$0.66		$1.35		$1.28

Weighted average diluted shares outstanding	31,100		29,522		31,130		29,510

Shares outstanding at June 30	29,301		29,774		29,301		29,774

See the reconciliation to the comparable U.S. GAAP measures starting on page 10.

Assets Under Management

	June 30,	June 30,
	2017	2016
Equities:
Open-end Funds	$13,574	$13,981
Closed-end Funds	7,359	6,917
Institutional & PWM - direct (a)	13,437	13,326
Institutional & PWM - sub-advisory	5,048	3,459
SICAV	50	40
Total Equities	39,468	37,723
Fixed Income:
Money-Market Fund	1,813	1,518
Institutional & PWM	29	32
Total Fixed Income	1,842	1,550
Total Assets Under Management	$41,310	$39,273
(a) Includes $300 million and $307 million of Money Market Fund AUM at
June 30, 2017 and June 30, 2016, respectively.

Our second quarter 2017 AUM, while up 5.2% from the prior year was essentially unchanged from the $41.4 billion at March 31, 2017.  Net outflows of $0.6 billion and distributions of $0.1 billion were offset by market appreciation of $0.7 billion.

Average AUM were $41.5 billion for the second quarter of 2017 versus $40.6 billion for the first quarter of 2017 and $38.9 billion for the second quarter of 2016.

Revenues

-	Total revenues for the second quarter of 2017 were $87.6 million, compared with $83.9 million in the prior year.

-
Investment advisory fees were $76.6 million in the second quarter of 2017 versus $72.8 million in the second quarter of 2016.  Revenues from our open-end and closed-end funds tracked our average AUM in the funds and were $49.2 million in the second quarter of 2017, an increase from the $47.0 million in the year ago quarter.  Institutional and Private Wealth Management accounted for $26.4 million of the revenues in 2017 versus $25.2 million in 2016.  SICAV revenues increased to $1.0 million in 2017 from $0.6 million in 2016.

-	Distribution fees from our open-end equity funds and other income were $11.0 million for the second quarter 2017, versus the $11.2 million in the prior year quarter.

Operating Income – Second Quarter – Operating margin 45.3% vs. 55.7%

Operating income, which is net of management fee expense, was $39.7 million in the second quarter of 2017 versus $46.7 million in the prior year period.  During the second quarter of 2017, we recorded an additional $3.7 million of stock compensation expense relating to the accelerated vesting of all the outstanding RSAs that were issued by Associated Capital Group, Inc. (“AC”) at the time of the spin-off from GAMCO.  This expense related to GAMCO teammates who held these AC RSAs.  There will be no further expense related to AC RSAs recorded after the second quarter of 2017; however, there will continue to be expense related to the outstanding GBL RSAs.

As previously disclosed, the Company has deferred the cash compensation of the Chief Executive Officer relating to all of 2016 (“2016 DCCA”) and the first half of 2017 (“2017 DCCA”) to provide the Company with flexibility to pay down debt.  We have made substantial progress toward this objective, having reduced our debt since the November 2015 spin-off of AC, resulting in Standard & Poor’s recent revision of its outlook to stable from negative and reaffirmation of our debt rating of BBB-.

Absent the cash compensation deferrals, we would have recorded $7.4 million and $13.0 million of additional expenses in the second quarters of 2017 and 2016, respectively.  In total, there is $67.5 million of deferred cash compensation that has not been recorded yet but will be in the remainder of 2017, 2018 and 2019 in accordance with GAAP.

Operating income before management fee was $42.0 million in the second quarter 2017 versus $47.9 million in the second quarter 2016.  Operating margin before management fee was 48.0% versus 57.0% in the second quarter of 2016.

See supplemental information and notes to non-GAAP measures on pages 8 and 10 for further information regarding non-GAAP measures.

Other expense

We recognized $2.2 million in net other expenses in the 2017 second quarter versus net other expenses of $2.6 million in the second quarter of 2016.  Interest expense decreased by $0.5 million year over year reflecting lower debt outstanding of $214.0 million at June 30, 2017 versus $274.1 million at June 30, 2016.  Investment income for 2017 was $0.5 million vs. $0.6 million in 2016.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended June 30, 2017 was 38.9% versus 37.7% for the quarter ended June 30, 2016.

Business and Investment Highlights

-	On July 10, 2017, Standard & Poor’s revised its outlook on GAMCO to stable from negative and reaffirmed its BBB- rating.

Balance Sheet

We ended the quarter with cash of $90.4 million and investments of $35.2 million and gross debt of $214.0 million (excluding deferred cash compensation of $105.5 million).  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

Shareholder Compensation

During the quarter ended June 30, 2017, we repurchased 33,410 shares at an average price of $28.80 per share for a total investment of $1.0 million and distributed $0.6 million in dividends.  Since our IPO in February 1999, we have returned $1.9 billion in total to shareholders comprised of $1.0 billion of spin-offs, $489.8 million in the form of dividends and $443.6 million through stock buybacks of 10,060,160 shares.

On August 3, 2017, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on September 26, 2017 to its Class A and Class B shareholders of record on September 12, 2017.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.) and open-end funds and closed-end funds (Gabelli Funds, LLC).

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 2nd Quarter 2017
				Fund
		Market		distributions,
	March 31,	appreciation/	Net cash	net of	June 30,
	2017	(depreciation)	flows	reinvestments	2017
Equities:
Open-end Funds	$13,708	$215	$(339)	$(10)	$13,574
Closed-end Funds	7,315	172	(10)	(118)	7,359
Institutional & PWM - direct	13,492	234	(289)	-	13,437
Institutional & PWM - sub-advisory	5,019	80	(51)	-	5,048
SICAV	49	2	(1)	-	50
Total Equities	39,583	703	(690)	(128)	39,468
Fixed Income:
Money-Market Fund	1,752	4	57	-	1,813
Institutional & PWM	34	-	(5)	-	29
Total Fixed Income	1,786	4	52	-	1,842
Total Assets Under Management	$41,369	$707	$(638)	$(128)	$41,310

Table II: Fund Flows - Year to date June 2017
					Fund
		Market			distributions,
	December 31,	appreciation/	Net cash		net of	June 30,
	2016	(depreciation)	flows		reinvestments	2017
Equities:
Open-end Funds	$13,462	$837	$(704)		$(21)	$13,574
Closed-end Funds	7,150	463	(14)		(240)	7,359
Institutional & PWM - direct	13,441	910	(914)		-	13,437
Institutional & PWM - sub-advisory	3,783	154	1,111	(a)	-	5,048
SICAV	50	4	(4)		-	50
Total Equities	37,886	2,368	(525)		(261)	39,468
Fixed Income:
Money-Market Fund	1,767	5	41		-	1,813
Institutional & PWM	31	-	(2)		-	29
Total Fixed Income	1,798	5	39		-	1,842
Total Assets Under Management	$39,684	$2,373	$(486)		$(261)	$41,310

(a) Includes $1.2 billion from being approved as the sub-advisor on two sub-advisory entities as of February 27, 2017.

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended
	June 30,
	2017	2016

Investment advisory and incentive fees	$76,625	$72,794
Distribution fees and other income	10,975	11,150
Total revenues	87,600	83,944

Compensation costs	29,437	20,623
Distribution costs	10,795	10,501
Other operating expenses	5,352	4,940
Total expenses	45,584	36,064

Operating income before management fee	42,016	47,880

Investment income	537	605
Interest expense	(2,749)	(3,168)
Other expense, net	(2,212)	(2,563)

Income before management fee and income taxes	39,804	45,317
Management fee expense	2,356	1,133
Income before income taxes	37,448	44,184
Income tax expense	14,554	16,641
Net income attributable to GAMCO Investors, Inc.	$22,894	$27,543

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.79	$0.94

Diluted	$0.76	$0.93

Weighted average shares outstanding:
Basic	28,896	29,234

Diluted	31,100	29,522

Actual shares outstanding (a)	29,301	29,774

Notes:
(a) Includes 420,240 and 549,700 of RSAs, respectively.

See GAAP to non-GAAP reconciliation on page 8.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Six Months Ended
	June 30,
	2017	2016

Investment advisory and incentive fees	$151,614	$143,642
Distribution fees and other income	21,903	21,687
Total revenues	173,517	165,329

Compensation costs	54,715	40,897
Distribution costs	21,708	21,218
Other operating expenses	10,471	9,312
Total expenses	86,894	71,427

Operating income before management fee	86,623	93,902

Investment income	1,046	1,196
Interest expense	(5,581)	(6,574)
Other expense, net	(4,535)	(5,378)

Income before management fee and income taxes	82,088	88,524
Management fee expense	4,520	2,213
Income before income taxes	77,568	86,311
Income tax expense	29,854	32,743
Net income attributable to GAMCO Investors, Inc.	$47,714	$53,568

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.65	$1.83

Diluted	$1.58	$1.82

Weighted average shares outstanding:
Basic	28,933	29,241

Diluted	31,130	29,510

Actual shares outstanding (a)	29,301	29,774

Notes:
(a) Includes 420,240 and 549,700 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 8.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2017			2016
	1st	2nd		1st	2nd	3rd	4th
	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$85,917	$87,600	$173,517	$81,385	$83,944	$87,721	$99,950	$353,000

Expenses	41,310	45,584	86,894	35,363	36,064	38,482	44,777	154,686

Operating income before
management fee	44,607	42,016	86,623	46,022	47,880	49,239	55,173	198,314

Investment income	509	537	1,046	591	605	426	1,483	3,105
Interest expense	(2,832)	(2,749)	(5,581)	(3,406)	(3,168)	(3,155)	(2,945)	(12,674)
Other expense, net	(2,323)	(2,212)	(4,535)	(2,815)	(2,563)	(2,729)	(1,462)	(9,569)

Income before management
fee and income taxes	42,284	39,804	82,088	43,207	45,317	46,510	53,711	188,745
Management fee expense	2,164	2,356	4,520	1,080	1,133	1,163	3,142	6,518
Income before income taxes	40,120	37,448	77,568	42,127	44,184	45,347	50,569	182,227
Income tax expense	15,300	14,554	29,854	16,102	16,641	14,486	17,877	65,106
Net income attributable to
GAMCO Investors, Inc.	$24,820	$22,894	$47,714	$26,025	$27,543	$30,861	$32,692	$117,121

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic	$0.86	$0.79	$1.65	$0.89	$0.94	$1.06	$1.12	$4.01

Diluted	$0.82	$0.76	$1.58	$0.88	$0.93	$1.03	$1.07	$3.92

Weighted average shares outstanding:
Basic	28,970	28,896	28,933	29,247	29,234	29,185	29,062	29,182

Diluted	31,160	31,100	31,130	29,684	29,522	30,406	31,241	30,170

Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	44,607	42,016	86,623	46,022	47,880	49,239	55,173	198,314
Deduct: management fee expense	2,164	2,356	4,520	1,080	1,133	1,163	3,142	6,518
Operating income	$42,443	$39,660	$82,103	$44,942	$46,747	$48,076	$52,031	$191,796

Operating margin before
management fee	51.9%	48.0%	49.9%	56.5%	57.0%	56.1%	55.2%	56.2%
Operating margin after
management fee	49.4%	45.3%	47.3%	55.2%	55.7%	54.8%	52.1%	54.3%

Notes on Non-GAAP Financial Measures:
Operating income before management fee is used by management to evaluate its business operations. We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the "Company") as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company's proprietary investment portfolio and interest expense.

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	June 30,	December 31,	June 30,
	2017	2016	2016

ASSETS

Cash and cash equivalents	$90,405	$39,812	$24,224
Investments	35,225	37,285	32,079
Receivable from brokers	843	453	230
Other receivables	33,707	50,756	31,811
Income tax receivable and deferred tax asset	19,361	9,349	11,905
Other assets	11,390	11,574	13,665

Total assets	$190,931	$149,229	$113,914

LIABILITIES AND EQUITY

Payable to brokers	$4,670	$66	$45
Income taxes payable and deferred tax liabilities	3,486	3,815	822
Compensation payable	53,642	42,384	25,592
Accrued expenses and other liabilities	36,186	35,656	36,829
Sub-total	97,984	81,921	63,288

5.875% Senior notes (due June 1, 2021)	24,132	24,120	24,109
4.5% Convertible note (due August 15, 2021)	109,853	109,835	-
4% PIK note (due November 30, 2020)	80,000	100,000	250,000
Total debt	213,985	233,955	274,109
Total liabilities	311,969	315,876	337,397

GAMCO Investors, Inc.'s stockholders' deficit	(121,038)	(166,647)	(223,483)

Total liabilities and equity	$190,931	$149,229	$113,914

Non-GAAP information and reconciliation:

GAMCO’s non-GAAP measures include adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share.  GAMCO’s calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in  the method of calculation.  As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods to understand operating performance without regard to items that we do not consider to be a component of our core operating performance.  Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes.  For these reasons we believe these non-GAAP measures are useful for our investors.

Adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per fully diluted share can be used by investors to review our results on a consistent basis.  Examples of adjustments to these measures include the GAAP impact of the 2016 DCCA and 2017 DCCA that were put in place to enable the Company to more quickly pay down its debt as well as the acceleration of outstanding RSAs by AC.

The following tables reconcile adjusted income before taxes, adjusted effective tax rate, adjusted net income and adjusted net income per share to their closest GAAP equivalent:

	For the three months ended June 30, 2017

				Impact of
	Reported	Impact of	Impact of	AC RSA
	GAAP	2017 DCCA	2016 DCCA	Acceleration	Non-GAAP

Total revenues	$87,600	$-	$-	$-	$87,600

Compensation costs	29,437	9,666	(3,260)	(3,683)	32,160
Distribution costs	10,795	-	-	-	10,795
Other operating expenses	5,352	-	-	-	5,352
Total expenses	45,584	9,666	(3,260)	(3,683)	48,307

Operating income before management fee	42,016	(9,666)	3,260	3,683	39,293

Other expense, net	(2,212)	-	-	-	(2,212)

Income before management fee and income taxes	39,804	(9,666)	3,260	3,683	37,081
Management fee expense	2,356	1,688	(704)	368	3,708
Income before income taxes	37,448	(11,354)	3,964	3,315	33,373
Income tax expense	14,554	(4,413)	1,541	1,034	12,716
Net income attributable to GAMCO Investors, Inc.	$22,894	$(6,941)	$2,423	$2,281	$20,657

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.79	$(0.24)	$0.08	$0.08	$0.71
Diluted	$0.76	$(0.22)	$0.08	$0.07	$0.69

	For the three months ended June 30, 2016
	Reported	Impact of
	GAAP	2016 DCCA	Non-GAAP

Total revenues	$83,944	$-	$83,944

Compensation costs	20,623	10,719	31,342
Distribution costs	10,501	-	10,501
Other operating expenses	4,940	-	4,940
Total expenses	36,064	10,719	46,783

Operating income before management fee	47,880	(10,719)	37,161

Other expense, net	(2,563)	-	(2,563)

Income before management fee and income taxes	45,317	(10,719)	34,598
Management fee expense	1,133	2,327	3,460
Income before income taxes	44,184	(13,046)	31,138
Income tax expense	16,641	(4,916)	11,725
Net income attributable to GAMCO Investors, Inc.	$27,543	$(8,130)	$19,413

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.94	$(0.28)	$0.66
Diluted	$0.93	$(0.28)	$0.66

	For the six months ended June 30, 2017

				Impact of
	Reported	Impact of	Impact of	AC RSA
	GAAP	2017 DCCA	2016 DCCA	Acceleration	Non-GAAP

Total revenues	$173,517	$-	$-	$-	$173,517

Compensation costs	54,715	19,206	(5,759)	(3,683)	64,479
Distribution costs	21,708	-	-	-	21,708
Other operating expenses	10,471	-	-	-	10,471
Total expenses	86,894	19,206	(5,759)	(3,683)	96,658

Operating income before management fee	86,623	(19,206)	5,759	3,683	76,859

Other expense, net	(4,535)	-	-	-	(4,535)

Income before management fee and income taxes	82,088	(19,206)	5,759	3,683	72,324
Management fee expense	4,520	3,552	(1,484)	368	6,956
Income before income taxes	77,568	(22,758)	7,243	3,315	65,368
Income tax expense	29,854	(8,761)	2,791	1,034	24,918
Net income attributable to GAMCO Investors, Inc.	$47,714	$(13,997)	$4,452	$2,281	$40,450

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.65	$(0.48)	$0.15	$0.08	$1.40
Diluted	$1.58	$(0.45)	$0.14	$0.07	$1.35

	For the six months ended June 30, 2016
	Reported	Impact of
	GAAP	2016 DCCA	Non-GAAP

Total revenues	$165,329	$-	$165,329

Compensation costs	40,897	21,131	62,028
Distribution costs	21,218	-	21,218
Other operating expenses	9,312	-	9,312
Total expenses	71,427	21,131	92,558

Operating income before management fee	93,902	(21,131)	72,771

Other expense, net	(5,378)	-	(5,378)

Income before management fee and income taxes	88,524	(21,131)	67,393
Management fee expense	2,213	4,526	6,739
Income before income taxes	86,311	(25,657)	60,654
Income tax expense	32,743	(9,736)	23,007
Net income attributable to GAMCO Investors, Inc.	$53,568	$(15,921)	$37,647

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.83	$(0.54)	$1.29
Diluted	$1.82	$(0.54)	$1.28

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.